Fees Summary	Apr. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 11,151.52
Total Fee Amount	11,151.52
Total Transaction Valuation	80,749,609.27
Total Offset Amount	0.00
Net Fee	$ 0.00